                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE: M4 ENVIRONMENTAL, LP                               CASE NO.: 97-21389-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:     2/28/98



COMES NOW, M4 ENVIRONMENTAL, LP, Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 2/1/98 and ending 2/28/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

         X    Monthly Reporting Questionnaire (Attachment 1)
       -------

         X    Comparative Balance Sheets (Forms OPR-1 and OPR-2)
       -------

         X    Summary of Accounts Receivable (Form OPR-3)
       -------

         X    Schedule of Post-Petition Liabilities (Form OPR-4)
       -------

         X    Income Statement (Form OPR-5)
       -------

         X    Statement of Sources and Uses of Cash (Form OPR-6)
       -------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  3/18/98           DEBTOR-IN-POSSESSION
       -------
                         By: /S/ F. GORDON BITTER
                         ------------------------------------------------------
                         Name & Title: F. Gordon Bitter, CEO & CFO
                                       M4 Environmental Management, Inc.
                                       as General Partner of M4 Environmental LP
                                       400-2 Totten Pond Road
                                       Waltham, MA 02109
                                       Telephone: 781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS


IN RE: M4 ENVIRONMENTAL, LP                               CASE NO.: 97-21389-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11


               NOTE TO THE MONTHLY OPERATING REPORT:


               Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.


                                                     COMPARATIVE BALANCE SHEETS                                           FORM OPR-1

CASE NAME :  M4 ENVIRONMENTAL, LP
CASE NUMBER: 97-21389-CJK


                                                                                                               MONTH ENDED: 2/28/98


                                                     FILING       MONTH           MONTH         MONTH    MONTH  MONTH  MONTH  MONTH
                                                      DATE        ENDED           ENDED         ENDED    ENDED  ENDED  ENDED  ENDED
                                                    12/3/97      12/31/97        1/31/98       2/28/98
                                                   ---------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS

Cash                                                  53,265
Other negotiable instruments (i.e.  CD's,
              Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less: allowance for doubtful accounts
Accounts Receivable-Other                          2,294,613    2,294,613       2,294,613     2,294,613
Inventory, at cost
Prepaid expenses
Deposits
Other:
              Investment in CW LLC                 1,497,718    1,497,718       1,497,718     1,497,718
              Long Term Notes Receivable from
                   Lockheed Martin                19,000,000   19,000,000      19,000,000    19,000,000



                                                  ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              22,845,596   22,792,331      22,792,331    22,792,331      0     0      0      0
                                                  ---------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST            10,653,977   10,653,977      10,653,977    10,653,977
Less:  Accumulated Depreciation                     (580,281)    (710,532)       (828,954)     (947,376)

                                                  ---------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                 10,073,696    9,943,445       9,825,023     9,706,601      0     0      0      0
                                                  ---------------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
              10% OF "TOTAL ASSETS")
              Intangible Assets                    2,414,005    2,414,005       2,414,005     2,414,005            0
              Less:  Accumulated Amortization       (102,512)    (120,443)       (138,373)     (156,304)

                                                  ---------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                 2,311,493    2,293,562       2,275,632     2,257,701      0     0      0      0
                                                  ---------------------------------------------------------------------------------

TOTAL ASSETS                                      35,230,785   35,029,338      34,892,986    34,756,633      0     0      0      0
                                                  =================================================================================

                                                     COMPARATIVE BALANCE SHEETS                                           FORM OPR-2

CASE NAME :  M4 ENVIRONMENTAL, LP
CASE NUMBER: 97-21389-CJK

                                                                                                                MONTH ENDED: 2/28/98

                                                  FILING         MONTH         MONTH         MONTH       MONTH  MONTH  MONTH  MONTH
                                                   DATE          ENDED         ENDED         ENDED       ENDED  ENDED  ENDED  ENDED
                                                  12/3/97       12/31/97      1/31/98       2/28/98
                                                ------------------------------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations
              due to cash transfers in
              Post Petition Operations              (25,762)       63,760        63,760
Unsecured Debt-Obligations incurred in
              Post Petition Operations
             (See Form OPR-4)                        34,057         8,294         8,294

                                                ------------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                           0         8,295        72,054        72,054        0      0      0      0

PRE PETITION INTERCOMPANY LIABILITIES            35,906,310    35,906,310    35,906,310    35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES             40,969,552    40,907,477    40,843,718    40,843,718
                                                ------------------------------------------------------------------------------------

TOTAL LIABILITIES                                76,875,862    76,822,082    76,822,082    76,822,082        0      0      0      0

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
              Through Filing Date               (41,645,077)  (41,645,077)  (41,645,077)  (41,645,077)
              Post Filing Date                                   (147,667)     (284,019)     (420,372)

                                                ------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)            (41,645,077)  (41,792,744)  (41,929,096)  (42,065,449)       0      0      0      0
                                                ------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       35,230,785    35,029,338    34,892,986    34,756,633        0      0      0      0
                                                ====================================================================================

                                                   SUMMARY OF ACCOUNTS RECEIVABLE                                         FORM OPR-3

CASE NAME :  M4 ENVIRONMENTAL, LP
CASE NUMBER: 97-21389-CJK


                                                                                            MONTH ENDED: 2/28/98


                                                                      0-30       31-60        61-90         OVER
                                                        TOTAL         DAYS        DAYS         DAYS       90 DAYS
                                                  ----------------------------------------------------------------

DATE OF FILING: 12/3/97                                   0
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

MONTH:          12/31/97                                  0             0           0            0            0
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

MONTH:          1/31/98                                   0
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

MONTH:          2/28/98                                   0
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

MONTH:                                                    0
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

MONTH:                                                    0
                Allowance for doubtful accounts           0
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

MONTH:
                Allowance for doubtful accounts
                                                  -------------------------------------------------------------
                                                          0             0           0            0            0
                                                  ==============================================================

                                               SCHEDULE OF POST PETITION LIABILITIES                                      FORM OPR-4

CASE NAME :  M4 ENVIRONMENTAL, LP
CASE NUMBER: 97-21389-CJK


                                                                                                             MONTH ENDED: 2/28/98


                                                          DATE         DATE      TOTAL       0-30     31-60     61-90       OVER
                                                        INCURRED        DUE       DUE        DAYS      DAYS      DAYS     90 DAYS
                                                        --------------------------------------------------------------------------

TAXES PAYABLE

     Federal Income Taxes                                                           NONE
     FICA-Employer's Share                                                          NONE
     FICA-Employee's Share                                                          NONE
     Unemployment Tax                                                               NONE
     State Sales & Use Tax                                                          NONE
     State __________ Tax                                                           NONE
     Personal Property Tax                                                          NONE

                                                                               ---------------------------------------------------
TOTAL TAXES PAYABLE                                                                    0       0        0         0          0
                                                                               ---------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
     Post petition advances-Morgens
       Waterfall Financing

ACCRUED INTEREST PAYABLE
     Post petition interest on Morgens
       Waterfall Financing

                                                                               ---------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                       0       0        0         0           0
                                                                               ---------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
     Trade Accounts Payable (see attached
       schedules)
     Unsecured debt-Bank processed automatic funds
      transfer debit to pay bond interest on December 1
      against insufficient funds balance. This created
      an overdraft of $*,294 and an unsecured debt
      obligation to the bank.                                                      8,294
     Accrued expenses-Deferred Decontamination
      & Decommissioning Expenses                                                       0
                                                                               ---------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                               8,294       0        0         0           0
                                                                               ---------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                8,294       0        0         0           0
                                                                               ===================================================

                                                          INCOME STATEMENT                                                FORM OPR-5

CASE NAME :  M4 ENVIRONMENTAL, LP
CASE NUMBER: 97-21389-CJK


                                                                                                              MONTH ENDED: 2/28/98

                                             PRE        POST         MONTH       MONTH       MONTH   MONTH   MONTH   MONTH   MONTH
                                           PETITION   PETITION       ENDED       ENDED       ENDED   ENDED   ENDED   ENDED   ENDED
                                           12/3/97    12/31/97      1/31/98     2/28/98
                                          ------------------------------------------------------------------------------------------

NET REVENUE (INCOME)

COST OF GOODS SOLD
   Salaries & wages
   Less: Salaries & wages capitalized
    in fixed assets
   Benefits
   Bad debt expense
   Cost of goods sold
   Decontamination & disposal
   Disposal costs-secondary wastes
   Financing costs
   Insurance
   Legal services
   Materials
   Office expense & supplies
   Other
   Outside services
   Professional services
   Rent-equipment
   Rent-office/buildings
   Supplies-processing
   Taxes
   Telephone
   Transportation
   Travel & entertainment
   Utilities

                                           -----------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                       0              0            0             0     0       0       0       0       0
                                           -----------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES            0              0            0             0     0       0       0       0       0
                                           -----------------------------------------------------------------------------------------

INTEREST EXPENSE                                           (515)
DEPRECIATION AND AMORTIZATION                           148,182      136,352       136,353
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                           -----------------------------------------------------------------------------------------

NET INCOME (LOSS)                              0      (147,667)     (136,352)     (136,353)    0       0       0       0       0
                                           =========================================================================================

                                               STATEMENT OF SOURCES AND USES OF CASH                                      FORM OPR-6

CASE NAME :  M4 ENVIRONMENTAL, LP
CASE NUMBER: 97-21389-CJK


                                                                                                              MONTH ENDED: 2/28/98

                                                                 TOTAL
                                         PRE        POST         MONTH        MONTH       MONTH       MONTH      MONTH     MONTH
                                      PETITION    PETITION        ENDED       ENDED       ENDED       ENDED      ENDED     ENDED
                                      2/1-12/2   12/3-12/31     12/31/97     1/31/98     2/28/98
                                      ----------------------------------------------------------------------------------------------

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                (147,667)    (147,667)    (136,352)   (136,353)

Adjustments to Reconcile Net
  Earnings to
Net Cash Provided (Used) by
 Operating Activities:
    Depreciation & Amortization                     148,182      148,182      136,352     136,353
    Decrease (Increase)-
      Accounts Receivable                                 0            0            0           0
    Decrease (Increase)-
      Inventories                                         0            0            0           0
    Decrease (Increase)-
      Prepaid Expenses                                    0            0            0           0
    Decrease (Increase)-
      Other Assets                                        0            0            0           0
    Increase (Decrease)-Pre
      Petition Liabilities                          (62,075)     (62,075)     (63,759           0
    Increase (Decrease)-Post
      Petition Liabilities                            8,295        8,295        8,295      63,759
                                      ----------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY
  OPERATING ACTIVITIES                   0          (53,265)     (53,265)           0           0           0          0          0
                                      ----------------------------------------------------------------------------------------------

CASH FLOWS USED IN INVESTING
  ACTIVITIES
    Capital Expenditures                                  0            0            0           0
    Sale of Net Fixed Assets
                                      ----------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN
  INVESTING ACTIVITIES                   0                0            0            0           0           0          0          0
                                      ----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING
  ACTIVITIES:
    Increase (Decrease)-
      Morgens Waterfall                                   0            0            0           0
    Increase (Decrease)-
      Shareholder Valuations

    Purchase of Treasury Stock-
      Preferred Shares
                                      ----------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN
  FINANCING ACTIVITIES                   0                0            0            0           0           0          0          0
                                      ----------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                   0          (53,265)     (53,265)           0           0           0          0          0

Cash and Cash Equivalents at
  Beginning of Period                                53,265       53,265            0           0           0          0          0
                                      ----------------------------------------------------------------------------------------------


Cash and Cash Equivalents at
  End of Period                          0                0            0            0           0           0          0          0
                                      ==============================================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME :  M4 ENVIRONMENTAL, LP
CASE NUMBER: 97-21389-CJK


                                                            MONTH ENDED: 2/28/98


                                                                          PAGE 1


1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

     NAME AND TITLE OF                                      DATE          WAGES PAID       TAXES WITHHELD
     EXECUTIVE                                              PAID        GROSS      NET      DUE     PAID
     -------------------                              -----------------------------------------------------

     NONE



                                                                      -------------------------------------

     TOTAL EXECUTIVE PAYROLL                                                 0         0        0        0
                                                                      =====================================



2.   INSURANCE
     Is Workers' Compensation and other insurance in effect?           Yes
                                                                      -----
     Are payments current?                                             Yes
                                                                      -----
     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                       DATE
                                     COVERAGE           POLICY              EXPIRATION          PREMIUM              COVERAGE
TYPE            CARRIER NAME          AMOUNT            NUMBER                 DATE              AMOUNT             PAID THRU
------------------------------------------------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE



                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME :  M4 ENVIRONMENTAL, LP
CASE NUMBER: 97-21389-CJK



                                            M4 LP
                                          OPERATING      TOTAL
                                      ----------------------------


BANK NAME                                  SUNTRUST

ACCOUNT NUMBER                            0005618983


BEGINNING BOOK BALANCE                       (8,294)       (8,294)

PLUS:  Deposits-Collections of A/R
       Other Receipts
       Loan Advances

LESS:  Disbursements                                            0
       Payroll
       Returned Checks
       Loan Repayments

OTHER: Adjustments
       Transfers In (Out)

                                             ------        ------

ENDING BOOK BALANCE                          (8,294)       (8,294)
                                             ======        ======



4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

       Payments To/On                               Amount      Date     Check #
       -------------------------------             -----------------------------

       PROFESSIONALS (ATTORNEYS,
       ACCOUNTANTS, ETC.):

                                                    NONE






                                                  ---------
                                                         0
                                                  =========

       PRE-PETITION DEBTS

                                                    NONE




                                                  ---------
       TOTAL PAYMENTS OF PRE-PETITION DEBTS              0
                                                  =========

                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                        INSURANCE   COVERAGE       POLICY     EXPIRATION      PREMIUM   COVERAGE
CARRIER NAME AND ADDRESS       TYPE       AGENT      AMOUNT        NUMBER        DATE         AMOUNT    PAID THRU
-----------------------------------------------------------------------------------------------------------------

          SEE ATTACHED








          I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


          Date: 3/18/98
                                          MOLTEN METAL TECHNOLOGY, INC.


                                          By:___________________________________
                                             F. Gordon Bitter
                                             Chief Executive Officer

                                          MMT OF TENNESSEE, INC.


                                          By:___________________________________
                                             F. Gordon Bitter
                                             Vice President

                                          M4 ENVIRONMENTAL, L.P.


                                          By:___________________________________
                                             M4 ENVIRONMENTAL MANAGEMENT, INC.
                                             General Partner

                                          By:___________________________________
                                             F. Gordon Bitter
                                             Vice President

                                          MMT FEDERAL HOLDINGS, INC.


                                          By:___________________________________
                                             F. Gordon Bitter
                                             Vice President